                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 19, 2004

                                CERES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     0-8483                  34-1017531
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                   17800 ROYALTON ROAD, CLEVELAND, OHIO 44136
                    (Address of principal executive offices)

                                 (440) 572-2400
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

On May 19, 2004, the Board of Directors of Ceres Group, Inc. approved amendments to the company's Bylaws to provide a procedure for stockholders to nominate one or more persons for election as directors (Section 1.14) and to clarify language regarding who may call a special meeting of the company's Board of Directors (Section 2.5).

The full text of the Amended and Restated Bylaws of Ceres Group, Inc., as amended on May 19, 2004, is attached hereto as Exhibit 3.2.


ITEM 7. EXHIBITS.

          Exhibit 3.2 Amended and Restated Bylaws of Ceres Group, Inc. (as amended May 19, 2004)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CERES GROUP, INC.



                                       /s/ Kathleen L. Mesel
                                       -------------------------------------
                                       By: Kathleen L. Mesel
                                       Its: Corporate Secretary

Dated:  May 27, 2004